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                                                                    EXHIBIT 10.2



                                  AMENDMENT TO
               SECOND AMENDED AND RESTATED OPERATING AGREEMENT OF
                              AUTOBYTEL.EUROPE LLC


        This AMENDMENT TO SECOND AMENDED AND RESTATED OPERATING AGREEMENT (this "Amendment") is entered into and effective as of the 24th day of April, 2002, among Autobytel.Europe LLC, a Delaware limited liability company (the "Company"), Autobytel Inc., a Delaware corporation ("ABT"), and Pon Holdings B.V., a Netherlands corporation ("Pon").


                                    RECITALS

        WHEREAS, the Company, ABT, and Pon are parties to the Company's Second Amended and Restated Operating Agreement, dated March 28, 2002 (the "Operating Agreement").

        WHEREAS, the parties hereto desire to amend the Operating Agreement as set forth herein.

        WHEREAS, pursuant to Section 14.1 of the Operating Agreement, the Operating Agreement can be amended by the prior written consent of the holders of at least seventy six percent (76%) of the Voting Interests (as defined therein).

        WHEREAS, ABT and Pon, collectively, own at least seventy six percent (76%) of the Voting Interests.

        NOW, THEREFORE, in consideration of the mutual premises, agreements and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the terms and conditions set forth in the Operating Agreement as follows:


                               TERMS OF AMENDMENT

1. Definitions. Each capitalized term used but not specifically defined herein shall have the meaning ascribed to such term in the Operating Agreement.

2.      Amendments to Operating Agreement. Pursuant to and in accordance with
Section 14.1 of the Operating Agreement, the following sections of the Operating Agreement are amended and restated in their entirety as follows:

        2.1 Amendment to Section 4.1(d)(iv). Section 4.1(d)(iv) of the Operating Agreement is hereby amended and restated in its entirety as follows:


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               "(iv) approving, ratifying, or otherwise consenting to the
               Company's or any subsidiary's initial two (2) year business plan or any material amendment, supplement, or modification thereto or renewal thereof, or any material amendment, supplement, or modification to, or renewal of, any subsequent business plan;"

        2.2 Amendment to Section 4.1(d)(ix). Section 4.1(d)(ix) of the Operating Agreement is hereby amended and restated in its entirety as follows:

               "(ix) approving, ratifying, or otherwise consenting to the Company's initial two (2) year operating budget, or any amendment, supplement or modification thereto in excess of twenty percent (20%) of any expenditure contained therein, or any amendment, supplement, or modification to any subsequent operating budget in excess of twenty percent (20%) of any expenditure contained therein;"

        3. No Other Changes. Except as provided in this Amendment, all provisions of the Operating Agreement are hereby ratified and acknowledged to be in full force and effect.



                            [SIGNATURE PAGE FOLLOWS]



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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first written above.



                                        AUTOBYTEL.EUROPE LLC



                                        By:  /s/ Ariel Amir
                                            ------------------------------------
                                             Name: Ariel Amir
                                             Title: Manager

                                            AUTOBYTEL INC.



                                        By:  /s/ Ariel Amir
                                            ------------------------------------
                                             Name: Ariel Amir
                                             Title: Executive Vice President


                                        PON HOLDINGS B.V.



                                        By:  /s/ Henk Rottinghuis
                                            ------------------------------------
                                             Name: Henk Rottinghuis
                                             Title: CEO